UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2006

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

      On October 6, 2006, the Federal Home Loan Bank of San Francisco announced that it will no longer offer new commitments to purchase mortgage loans from its members under the Mortgage Partnership Finance® Program. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the related communication issued by the Bank to its members dated October 6, 2006. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
	99.1	Bulletin No. 1228 (Bank To Stop Offering New Commitments To Purchase Mortgage Loans), dated October 6, 2006, issued by the Federal Home Loan Bank of San Francisco

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: October 6, 2006	By: /s/ Steven T. Honda
Steven T. Honda Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Bulletin No. 1228 (Bank To Stop Offering New Commitments To Purchase Mortgage Loans), dated October 6, 2006, issued by the Federal Home Loan Bank of San Francisco